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                                                                        Ex. 23.2




                       CONSENT OF INDEPENDENT ACCOUNTANTS




We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.





/s/ KPMG Peat Marwick LLP

Kansas City, Missouri
September 25, 1998